                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2006

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT J U N E 3 0 , 2 0 0 6

Worldwide Insurance Trust

        WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2006, and are subject to change.

Worldwide Bond Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Bond Fund gained 2.05% for the six months ended June 30, 2006. The Fund modestly underperformed the benchmark Citigroup World Government Bond Index1, which advanced 2.75% in U.S. dollar terms. During the six months, the global bond markets were characterized by two general investment themes: (1) 10-year yields trended higher across most major bond markets; and (2) the U.S. dollar weakened relative to most major currencies. The declining U.S. dollar was more than enough to offset the negative local currency returns in most bond markets and ended up bringing most major bond markets from the negative returns they produced during 2005 into positive territory for the first half of 2006. Indeed, the wide return differential in dollar versus local currency terms indicates the positive contribution that dollar weakness made to global bond returns during the period. (The benchmark Index returned +2.75% in U.S. dollar terms and -2.09% in local currency terms.) The Fund’s underperformance versus the benchmark Index during the semi-annual period was largely driven by its lack of exposure to the Japanese market during the first calendar quarter, its overweighted position in the New Zealand bond market and its overweighted allocation to the U.S. dollar.

Market and Economic Review

The first half of 2006 was challenging for global bond investors, as bond yields moved higher across most major markets, consequently causing bond prices to fall lower. In fact, the semi-annual period offered bond investors a level of suspense not seen in years, as the outlook for inflation and the U.S. Federal Reserve Board’s (the Fed’s) interest rate policies became sources of rising uncertainty. In the end, the Fed raised short-term interest rates four more times during the semi-annual period as a whole, increasing the federal funds rate from 4.25% to 5.25% . The yield on 10-year U.S. Treasuries rose by approximately 75 basis points (+0.75%), beginning the year at 4.39% and ending June at 5.14% . Inflationary pressures heightened, with commodity prices continuing to soar and the CPI (Consumer Price Index) moving higher to a measure of 4.3% year over year at June 30, 2006, compared to 3.4% at yearend 2005. Similarly, the German 10-year bond yield rose 76 basis points, from 3.31% to 4.07% over the six months ended June 30, 2006, and the Japanese 10-year bond yield rose 45 basis points, from 1.48% to 1.93% over the same time frame.

After a weak growth rate of 1.7% for the fourth quarter of 2005, U.S. economic growth accelerated to an annualized rate of 5.6% for the first quarter of 2006. Market expectations for the second quarter, at the time of this writing, are for a moderated growth rate of about 3.0%, partly reflecting a gradual cooling of the housing market and less robust consumer spending. As stated by the Fed following its June 29th interest rate hike, “Recent indicators suggest that economic growth is moderating from its quite strong pace earlier this year....and inflation expectations remain contained. However, the high levels of resource utilization and of the prices of energy and other commodities have the potential to sustain inflation pressures.” Economic activity in the U.S. was strong relative to Japan and the economies of Europe. Still, economic conditions similarly led the European Central Bank to raise its interest rates twice more during the six-month period, bringing its repo rate to 2.75% at the end of June 2006. The Bank of Japan took the first step to move away from its zero interest rate policy, removing quantitative easing.

Meanwhile, a significant support to bond market performance for U.S. dollar-based global bond investors was the U.S. dollar’s weakening relative to most major currencies, due in part to the abundance of uncertainty regarding new Fed Chairman Bernanke’s next move. The markets gyrated first from an outlook of further rate increases, which was positive for the U.S. dollar, to a view that the Fed would hold rates steady, which was negative for the U.S. dollar. Interpretations of Fed policy changed with virtually every waffling comment on inflation and monetary policy issued from Chairman Bernanke. Also contributing to U.S. dollar weakness was the view that central bank tightening cycles would continue in Europe and that Japan’s zero interest rate policy was coming to an

Worldwide Bond Fund

end. During the semi-annual period, relative to the U.S. dollar, the euro strengthened by 7.95%, the Japanese yen by 2.91% and the British pound by 7.28% . The Canadian and Australian currencies strengthened relative to the U.S. dollar by 4.09% and 1.30%, respectively. The exceptions to this trend were the New Zealand dollar, the South African rand and the Mexican peso, which actually weakened relative to the U.S. dollar by 11.03%, 11.77% and 6.22%, respectively.

Fund Review

Throughout the first half of 2006, the Fund had an overweighted position relative to the Index in terms of U.S. duration and currency. The Fund ended June with a 28.8% allocation to the U.S. market. After being one of the best performing constituents of the Index in U.S. dollar terms for 2005, the U.S. bond market was the second worst performing constituent of the Index in U.S. dollar terms for the six-month period ended June 30, 2006, and so this strategy detracted from the Fund’s relative performance. The Citigroup U.S. Government Bond Index2 returned -1.26%. The U.S. Treasury yield curve continued to flatten over the semi-annual period, as the Fed continued tightening monetary policy, economic expansion continued at a brisk pace, and the yields of longer-term maturity bonds rose less than those of shorter-term maturities. Also, the U.S. Dollar Index (DXY)3, which has been declining since November 16, 2005, fell precipitously in April and May of 2006, as the financial markets sensed the Fed might be nearing an end to its current cycle of interest rate increases. The U.S. dollar subsequently strengthened, but the DXY declined by approximately 6.59% for the semi-annual period overall.

The Fund had an underweighted duration exposure compared to the Index for the Eurozone and shifted from a neutral to an overweighted Eurozone currency exposure over the period. The Fund’s increased allocation to the euro benefited relative results, as the euro appreciated. This positive was partially offset by the Fund’s Eurozone duration positioning, which detracted on an absolute basis. Still, on a relative basis, the Fund’s duration positioning in the region helped given the rising interest rate environment. The European Government Bond Index fell 2.85% in local currency terms, but gained 5.31% in U.S. dollar terms. In all, the Fund ended June with a weighting of 43.1% in Eurozone bonds, represented in the Fund by its holdings in Germany, Italy, Spain, France and Ireland.

The Fund was overweighted currency exposure and underweighted duration exposure within the United Kingdom bond market during the first half of 2006. This positioning helped relative performance for the six months, as this market was up 5.61% in U.S. dollar terms for the semi-annual period. The Fund ended June with an 8.1% weighting in the U.K. bond market.

We maintained a higher allocation in the Fund to the dollar bloc bond markets relative to the Index in terms of both duration and currency during the semi-annual period. We remained overweight the bond markets of Canada (6.9% of Fund net assets at June 30) and New Zealand (5.1% of Fund net assets at June 30), while maintaining zero exposure to the Australian bond market. The Aussie currency strengthened against the U.S. dollar but to a lesser degree than the euro and Japanese yen, and the New Zealand kiwi actually weakened relative to the U.S. dollar. The New Zealand bond market was also the worst performing bond market during the period with a return of -8.62% in U.S. dollar terms. The Canadian currency strengthened relative to the U.S. dollar to a lesser extent than the euro but to a greater extent than the Japanese yen, and the Canadian bond market returned 3.05% in U.S. dollar terms for the six-month period. Thus, in all, the Fund’s positioning in Canada helped absolute and relative performance, as negative local market returns were more than offset by a rising Canadian dollar. As the Australian bond market, with a return in U.S. dollar terms of 1.37%, underperformed the broad Index, the Fund’s underweighted position helped modestly as well. The Fund’s overweighted position in the poorly-performing New Zealand bond market detracted from its results.

Japan’s economy seemed to continue to gain some traction during the first half of the year in response to expectations of more structural reform and an end to Japan’s decade of deflation. The Fund

Worldwide Bond Fund

continued to avoid the Japanese market during the first calendar quarter, a strategy which did not prove beneficial to performance, as the yen generally strengthened. In April, the Fund re-entered the Japanese bond market by purchasing some Japanese yen-denominated bonds issued by U.S. and Austrian corporations. These corporate bonds are benchmarked and traded against the Japanese yield curve. As the Japanese currency continued to strengthen in April and May but then weakened in June, such positioning had only modestly positive results for the second quarter. At the end of June, the Fund had a 9.6% weighting in Japanese yen-denominated bonds, half of which (4.8% of Fund net assets at June 30) was in an Austrian corporate bond and half of which was in a U.S. corporate bond (this 4.8% of Fund net assets is included in the total U.S. allocation mentioned above). The Fund’s exposure to Japanese yen-denominated bonds is still a significantly underweighted allocation relative to the Index in terms of both duration and currency. For the six-month period, the Japanese bond market fell by 1.75% in local currency terms and gained 1.44% in U.S. dollar terms.

Quite early in the semi-annual period, the Fund exited its only emerging markets bond position, a bond issued by Mexico’s (0% of Fund net assets at June 30) telephone provider Telmex. The bond matured.

* * *

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

Investors should be aware that the Fund is subject to certain risks associated with international bond markets. Prices of fixed income securities, and with them the Fund’s share value, tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. Long-term investments entail greater risk of loss than short-term investments.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”) to enable it to concentrate its assets in a narrower group of bonds than a diversified fund, and is thus also subject to nondiversification risk. Thus, a large loss in an individual bond may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron Investment Team Member	Gregory F. Krenzer Investment Team Member
July 24, 2006

Worldwide Bond Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

2 All country and regional bond market returns are Citigroup Government Bond Indices.

3 The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Worldwide Bond Fund

Geographical Weightings*
as of June 30, 2006 (unaudited)

Sector Breakdown*
as of June 30, 2006 (unaudited)

Foreign Government Bonds	63.2%
U.S. Government Bonds	24.0%
International Banks	9.6%
Cash/Equivalents Plus Other Assets
Less Liabilities	3.2%

*Percentage of net assets.
Portfolio is subject to change.

Worldwide Bond Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Initial Class	Actual	$1,000.00	$1,020.50	$5.96
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

Class R1	Actual	$1,000.00	$1,020.50	$6.21
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.19% for the Initial Class shares and 1.24% for the Class R1 shares and multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

Worldwide Bond Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)

	Principal		Value
Country	Amount	Bonds and Notes	(Note 1)

BONDS AND NOTES:
	Austria 4.8%
	JPY 300,000,000	Oester Kontroll Bank Bond
		1.80% due 3/22/10	$2,677,744

	Canada 6.9%
	CAD 4,000,000	Canadian Government Bond
		6.00% due 6/1/11	3,816,823

	France 6.9%
	EUR 3,000,000	French Treasury Note
		3.75% due 1/12/07	3,847,411

	Germany 17.1%
		Bundesrepublik
Deutschland Bonds:
	EUR 2,709,847	6.00% due 1/4/07	3,513,310
	EUR 1,500,000	4.50% due 7/4/09	1,962,117
	EUR 3,000,000	4.75% due 7/4/28	4,065,568

			9,540,995

	Ireland 4.0%
	EUR 1,714,146	Irish Government Bond
		8.00% due 8/18/06	2,205,033

	Italy 8.1%
	EUR 3,500,000	Italian Government Bond
		4.50% due 3/1/07	4,512,506

	New Zealand 5.1%
	NZD 4,500,000	New Zealand
		Government Bond
		6.50% due 4/15/13	2,838,709

	Spain 7.0%
	EUR 3,000,000	Spanish Government Bond
		4.00% due 1/31/10	3,868,131

United Kingdom 8.1%
	GBP 2,400,000	Great Britain Government
		Bond
		7.50% due 12/7/06	4,491,587

	Principal			Value
Country	Amount	Bonds and Notes		(Note 1)

	United States 28.8%
	JPY 300,000,000	KFW International
		Finance, Inc. Bond		$2,672,981
		1.75% due 3/23/10
		U.S. Treasury Notes/Bonds:
	$5,000,000	5.50% 5/15/09		5,052,150
	$5,000,000	4.00% 3/15/10		4,816,215
	$3,000,000	6.625% 2/15/27		3,494,064

				16,035,410

Total Bonds and Notes 96.8%
	(Cost: $45,099,894)			53,834,349

	Short-Term	Date of
	Obligations 1.4%	Maturity	Coupon

	Repurchase Agreement
	(Note 9):
	Purchased on 6/30/06;
	maturity value $779,279
	(with State Street Bank &
	Trust Co., collateralized by
	$820,000 Federal Home
	Loan Bank 4.375% due
	9/17/10 with a value of
	797,956) (Cost: $779,000)	7/3/06	4.30%	779,000

	Total Investments 98.2%			54,613,349
	(Cost: $45,878,894)
Other assets less liabilities 1.8%				981,251

	Net Assets 100.0%			$55,594,600

	Glossary:
	CAD – Canadian Dollar
	EUR – Euro
	GBP – British Pound
	JPY – Japanese Yen
	NZD – New Zealand Dollar

	Summary of Investments			% of Net
	By Industry			Assets

	Foreign Governments			63.2%
	U.S. Government			24.0%
	International Banks			9.6%
	Short-Term Obligations			1.4%
	Other Assets Less Liabilities			1.8%

				100.0%

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Assets and Liabilities
June 30, 2006 (unaudited)

Assets:
Investments, at value (cost $45,878,894) (Note 1)	$54,613,349
Cash	547
Receivables:
Capital shares sold	124,400
Interest	988,838
Prepaid expenses and other assets	30,356

Total assets	55,757,490

Liabilities:
Payables:
Capital shares redeemed	67,936
Due to Adviser	36,525
Due to Trustees	32,196
Accrued expenses	26,233

Total liabilities	162,890

Net Assets	$55,594,600

Initial Class Shares:
Net Assets	$42,754,828

Shares outstanding	3,785,570

Net asset value, redemption price and offering price per share	$11.29

Class R1 Shares:
Net Assets	$12,839,772

Shares outstanding	1,138,437

Net asset value, redemption price and offering price per share	$11.28

Net Assets consist of:
Aggregate paid in capital	$49,580,377
Unrealized appreciation of investments and foreign currency transactions	8,765,378
Undistributed net investment income	921,670
Accumulated net realized loss	(3,672,825)

$55,594,600

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Operations
Six Months Ended June 30, 2006 (unaudited)

Income (Note 1):
Interest income		$1,400,887
Expenses:
Management (Note 2)	$277,914
Insurance	22,774
Reports to shareholders	10,679
Trustees’ fees and expenses	8,929
Custodian	7,911
Transfer agent - Initial Class Shares	6,582
Transfer agent - Class R1 Shares	6,046
Professional fees	1,090
Other	4,766

Total expenses	346,691
Expenses assumed by the Adviser (Note 2)	(12,390)

Net expenses		334,301

Net investment income		1,066,586

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions		218,772
Realized loss from foreign currency transactions		(136,257)
Change in unrealized appreciation of investments		(61,175)
Change in unrealized appreciation of foreign denominated assets and liabilities		57,597

Net realized and unrealized gain on investments		78,937

Net Increase in Net Assets Resulting from Operations		$1,145,523

See Notes to Financial Statements

Worldwide Bond Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

	(unaudited)
Change in Net Assets from:
Operations:
Net investment income	$1,066,586	$2,477,806
Realized gain from security transactions	218,772	45,381
Realized gain (loss) from foreign currency transactions	(136,257)	2,147,882
Change in unrealized appreciation of investments	(61,175)	(6,628,320)
Change in unrealized appreciation of forward foreign denominated assets and liabilities	57,597	(178,960)

Net increase (decrease) in net assets resulting from operations	1,145,523	(2,136,211)

Distributions to shareholders from:
Net investment income
Initial Class Shares	(3,707,444)	(4,381,128)
Class R1 Shares	(905,458)	(622,970)

Total distributions	(4,612,902)	(5,004,098)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	3,382,493	5,428,790
Class R1 Shares	3,011,141	5,300,909

	6,393,634	10,729,699

Reinvestment of distributions
Initial Class Shares	3,707,444	4,381,128
Class R1 Shares	905,458	622,970

	4,612,902	5,004,098

Cost of shares reacquired
Initial Class Shares	(7,885,913)	(21,607,683)
Class R1 Shares	(1,299,595)	(2,592,703)
Redemption fees	1,697	1,621

	(9,183,811)	(24,198,765)

Net increase (decrease) in net assets resulting from capital share transactions	1,822,725	(8,464,968)

Total decrease in net assets	(1,644,654)	(15,605,277)
Net Assets:
Beginning of year	57,239,254	72,844,531

End of period (including accumulated net investment income of $921,670
and $4,604,243, respectively)	$55,594,600	$57,239,254

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized):-
Initial Class Shares:
Shares sold	302,254	439,213
Reinvestment of distributions	331,317	358,521
Shares reacquired	(699,869)	(1,772,387)

Net decrease	(66,298)	(974,653)

Class R1 Shares:
Shares sold	267,341	431,751
Reinvestment of distributions	80,989	50,979
Shares reacquired	(115,776)	(213,806)

Net increase	232,554	268,924

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:
	Initial Class Shares							Class R1 Shares

										For the
										Period
	Six Months							Six Months		May 1, 2004*
	Ended		Year Ended December 31,					Ended	Year Ended	through
	June 30,							June 30,	December 31,	December 31,
	2006		2005	2004	2003	2002	2001	2006	2005	2004

	(unaudited)							(unaudited)
Net Asset Value,
Beginning of Period	$12.03		$13.33	$13.31	$11.46	$9.42	$10.37	$12.02	$13.33	$11.82

Income (Loss) From
Investment Operations:
Net Investment Income	0.24		0.58	0.64	0.53	0.35	0.57	0.24	0.76	0.18
Net Realized and Unrealized
Gain (Loss) on Investments	—	(c)	(0.97)	0.48	1.52	1.69	(1.08)	— (c)	(1.16)	1.33

Total from Investment Operations	0.24		(0.39)	1.12	2.05	2.04	(0.51)	0.24	(0.40)	1.51

Less Distributions from:
Net Investment Income	(0.98)		(0.91)	(1.10)	(0.20)	—	(0.44)	(0.98)	(0.91)	—

Total Distributions	(0.98)		(0.91)	(1.10)	(0.20)	—	(0.44)	(0.98)	(0.91)	—

Redemption fees	—	(c)	— (c)	— (c)	—	—	—	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$11.29		$12.03	$13.33	$13.31	$11.46	$9.42	$11.28	$12.02	$13.33

Total Return (a)	2.05%		(3.03)%	9.15%	18.16%	21.66%	(5.11)%	2.05%	(3.11)%	12.77%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$42,755		$46,350	$64,353	$85,385	$95,040	$52,127	$12,840	$10,889	$8,492
Ratio of Gross Expenses
to Average Net Assets	1.23	%(d)	1.29%	1.27%	1.21%	1.24%	1.24%	1.30%(d)	1.38%	1.59%(d)
Ratio of Net Expenses
to Average Net Assets (b)	1.19	%(d)	1.29%	1.27%	1.21%	1.24%	1.24%	1.24%(d)	1.38%	1.33%(d)
Ratio of Net Investment Income
to Average Net Assets	3.85	%(d)	3.67%	3.96%	3.58%	4.06%	4.62%	3.80%(d)	3.63%	3.89%(d)
Portfolio Turnover Rate	10%		16%	0%	6%	18%	22%	10%	16%	0%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dis- tributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.19%, 1.21% and 1.19% for the Initial Class Shares for the years ended December 31, 2003, 2002 and 2001. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.01 per share

(d)	Annualized

*	Inception date of Class R1 Shares

See Notes to Financial Statements

Worldwide Bond Fund

Notes To Financial Statements (unaudited)

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90 of 1.00% on the next $250 million and 0.70 of 1.00% on the excess over $750 million. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except for interest, taxes, brokerage commissions and extraordinary expenses for the period May 1, 2006 through April 30, 2007. For the six months ended June 30, 2006, the Adviser assumed expenses in the amount of $12,390. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the six months ended June 30, 2006, purchases and proceeds from sales of securities, other than U.S. government securities and short-term obligations, aggregated $5,248,200 and $5,011,016, respectively.

The identified cost of investments owned at June 30, 2006 was $45,878,894 and net unrealized appreciation aggregated $8,734,455 of which $8,869,701 related to appreciated securities and $135,246 related to the depreciated securities.

Worldwide Bond Fund

Notes To Financial Statements (unaudited) (continued)

Note 4—Income Taxes—The tax character of distributions paid to shareholders during the six months ended June 30, 2006 and the year ended December 31, 2005 consisted of ordinary income of $4,612,902 and $5,004,098, respectively.

At December 31, 2005, the Fund had a capital loss carryforward of $3,882,361 available, $599,025 expiring December 31, 2008; $2,541,134 expiring December 31, 2009; and $742,202 expiring December 31, 2010.

Note 5—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At June 30, 2006, the aggregate shareholder accounts of two insurance companies own approximately 84% and 13% of the Initial Class shares and one insurance company owns approximately 99% of the Class R1 shares.

Note 6—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2006, the Fund had no outstanding forward foreign currency contracts.

Note 7—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees and are reflected in the accompanying Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2006, there were no borrowings by the Fund under the Facility.

Note 9—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 10—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information furnished for the meetings of the Board held on June 13 and 14, 2006 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past 3 fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non- investment management expenses of each Fund during its fiscal year ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the SEC, the NASD and the office of the New York Attorney General (“NYAG”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the SEC, the NYAG and the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized four-year period ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.10%; and (3) the Fund’s expense ratio, while higher than the median for its Peer Group, is within the range of expense ratios for its Peer Group and is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- through five-year periods ended December 31, 2005 and was in the top quintile of its Performance Universe for the annualized one- through four-year periods ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.20%; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average, and was in the top quintile for its Performance Universe, for the annualized one- through three-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; (3) the Fund’s overall management fee during 2005, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale,

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Van Eck Worldwide Insurance Trust
Worldwide Bond Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

1. To elect the following nominees as Trustees:

Richard C. Cowell
Affirmative	4,221,433.416	88.917%	89.598%
Withhold	490,113.043	10.323%	10.402%
TOTAL	4,711,546.459	99.240%	100.000%

Jon Lukomnik
Affirmative	4,306,794.704	90.715%	91.409%
Withhold	404,751.755	8.525%	8.591%
TOTAL	4,711,546.459	99.240%	100.000%

David J. Olderman
Affirmative	4,306,794.704	90.715%	91.409%
Withhold	404,751.755	8.525%	8.591%
TOTAL	4,711,546.459	99.240%	100.000%

Ralph F. Peters
Affirmative	4,221,433.416	88.917%	89.598%
Withhold	490,113.043	10.323%	10.402%
TOTAL	4,711,546.459	99.240%	100.000%

Wayne H. Shaner
Affirmative	4,306,794.704	90.715%	91.409%
Withhold	404,751.755	8.525%	8.591%
TOTAL	4,711,546.459	99.240%	100.000%

R. Alastair Short
Affirmative	4,306,794.704	90.715%	91.409%
Withhold	404,751.755	8.525%	8.591%
TOTAL	4,711,546.459	99.240%	100.000%

Richard D. Stamberger
Affirmative	4,306,794.704	90.715%	91.409%
Withhold	404,751.755	8.525%	8.591%
TOTAL	4,711,546.459	99.240%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Bond Fund

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds:

(2A) Borrowing
Affirmative	4,342,103.023	91.458%	92.159%
Against	349,220.992	7.356%	7.412%
Abstain	20,222.444	.426%	.429%
TOTAL	4,711,546.459	99.240%	100.000%

(2B) Underwriting
Affirmative	4,344,763.951	91.514%	92.215%
Against	349,220.992	7.356%	7.412%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

(2C) Lending
Affirmative	4,342,103.023	91.458%	92.159%
Against	349,220.992	7.356%	7.412%
Abstain	20,222.444	.426%	.429%
TOTAL	4,711,546.459	99.240%	100.000%

(2D) Senior securities
Affirmative	4,297,612.054	91.521%	91.214%
Against	396,372.889	8.349%	8.413%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

(2E) Real estate
Affirmative	4,344,763.951	91.514%	92.215%
Against	349,220.992	7.356%	7.412%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

(2F) Real estate limited partnerships, oil, gas, and minerals
Affirmative	4,344,763.951	91.514%	92.215%
Against	349,220.992	7.356%	7.412%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Bond Fund

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

(2G) Investing for the purposes of exercising control
Affirmative	4,307,070.416	90.720%	91.415%
Against	386,914.527	8.150%	8.212%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

(2H) Commodities
Affirmative	4,302,262.918	90.619%	91.313%
Against	391,722.025	8.251%	8.314%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

(2I) Concentration Affirmative
Affirmative	4,257,771.949	89.682%	90.369%
Against	436,212.994	9.188%	9.258%
Abstain	17,561.516	.370%	.373%
TOTAL	4,711,546.459	99.240%	100.000%

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date August 28, 2006
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date August 28, 2006
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 28, 2006
     ---------------